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                                                                   Exhibit 10.21


                            AMENDMENT NO. 8 TO THE
                        VENCOR RETIREMENT SAVINGS PLAN

This is Amendment No. 8 to the Vencor Retirement Savings Plan (the "plan") as amended and restated as of January 1, 1997.

                                    RECITAL

WHEREAS, Vencor, Inc. (the "Company") maintains the Plan and has reserved the right in Section 9.1 of the Plan to amend the Plan from time to time in its discretion. The Company now wishes to amend the Plan to clarify the elimination of the option of receiving a distribution upon the attainment of age 70 l/2 while still employed.

                                  AMENDMENTS

     Section 5.6(c) of the Plan is hereby amended, effective as of December 31, 1998, so that as amended it shall read in its entirety as follows:

     Notwithstanding any other provisions of the Plan, the payment of a Participant's benefits hereunder shall begin by payment of a lump sum of the entire Accounts of the Participant no later than the April l following the calendar year in which the Participant has both attained age 70 1/2 and has retired, provided that for 5% owners as defined in Section 416 of the Code, distribution must begin by April 1 following the calendar year in which the Participant attains age 70 1/2, regardless of whether the Participant has retired; and further provided that a Participant who had attained age 70 1/2 on or before December 31, 1998 shall have the option to take a lump sum distribution even while employed, at the April 1 following attainment of age 70 l/2, if the Participant so elects in writing, and, if so elected, shall receive a distribution on or before December 31 of the year after attainment of age 70 l/2, and again each year thereafter while still employed, shall receive a similar distribution of all amounts accrued in Accounts of the Participant since the last such distribution.

IN WITNESS WHEREOF, this Amendment No. 8 is hereby adopted this 22nd day of December, 1998.

                              By: /s/ Cecelia A. Hagan
                                  --------------------

                              Title: Vice President of Human Resources
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